MFS(R) INTERNATIONAL NEW DISCOVERY FUND

                      Supplement to the Current Prospectus


Effective immediately, the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

The fund's portfolio manager is David A. Antonelli, a Senior Vice President of the adviser. Mr. Antonelli has been a portfolio manager of the fund since its inception and has been employed in the investment management area of the adviser since 1991. Effective December 31, 2004, Edgar W. Barksdale, III, a Senior Vice President of the adviser, and Peter F. Fruzzetti, a Vice President of the adviser, will be added as portfolio managers of the fund. Mr. Barksdale has been employed in the investment management area of the adviser since 1998. Mr. Fruzzetti has been employed in the investment management area of the adviser since 2000. Prior to joining MFS, Mr. Fruzzetti was an analyst and select portfolio manager at Fidelity Management & Research Company, Inc.


                The date of this Supplement is November 1, 2004.